Exhibit 99.2

CLEAR SKIES SECURITY LLC

FINANCIAL STATEMENTS FOR SIX MONTHS ENDED JUNE 30, 2020 AND 2019

CLEAR SKIES SECURITY LLC

CONDENSED Balance Sheets

	June 30,	December 31,
	2020	2019
	(unaudited)
ASSETS

Current Assets:
Cash and cash equivalents	$184,827	$68,254
Accounts receivable	115,000	176,395
Total Current Assets	299,827	244,649

Total Assets	$299,827	$244,649

LIABILITIES AND MEMBERS’ EQUITY

Current Liabilities:
Accounts payable	$13,191	$12,250
Loan payable	134,200	-
Total Current Liabilities	147,391	12,250

Total Liabilities	147,391	12,250

Commitments and Contingencies

Members’ equity	152,436	232,399

Total Liabilities and Members’ Equity	$299,827	$244,649

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

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CLEAR SKIES SECURITY LLC

CONDENSED STATEMENTS OF OPERATIONS

(Unaudited)

	For The Six Months Ended
	June 30, 2020	June 30, 2019

Revenue:
Penetration testing	$294,349	$280,255
Application assessments	53,109	50,566
Other professional services	102,617	97,704
Total revenue	450,075	428,525

Cost of revenue	318,415	387,722

Gross profit	131,660	40,803

Operating expenses:
Salaries and benefits	177,284	134,683
Selling, general and administrative	34,370	48,523
Total operating expenses	211,654	183,206

Loss from operations	(79,994)	(142,403)

Other income:
Interest income	31	83

Total other income	31	83

Net loss	$(79,963)	$(142,320)

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

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CLEAR SKIES SECURITY LLC

CONDENSED STATEMENTS OF CHANGES IN MEMBERS’ EQUITY

FOR THE SIX MONTHS ENDED JUNE 30, 2020 and 2019

(Unaudited)

	Members’
	Equity	Total

Balance at January 1, 2019	$500,591	$500,591

Distributions to members	(21,300)	(21,300)
Net loss	(142,320)	(142,320)
Balance as of June 30, 2019	$336,971	$336,971

Balance at January 1, 2020	$232,399	$232,399

Net loss	(79,963)	(79,963)
Balance as of June 30, 2020	$152,436	$152,436

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

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CLEAR SKIES SECURITY LLC

CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Six Months Ended
	June 30, 2020	June 30, 2019
Cash flows from operating activities:
Net Loss	$(79,963)	$(142,320)
Changes in operating assets and liabilities:
Accounts receivable	61,395	282,502
Accounts payable	941	(243)

Net cash provided by (used in) operating activities	(17,627)	139,939

Cash flows from financing activities:
Distributions to members	-	(21,300)
Proceeds from PPP loans	134,200	-

Net cash provided by (used in) financing activities	134,200	(21,300)

Net increase in cash and cash equivalents	116,573	118,639

Cash and cash equivalents - beginning of period	68,254	69,164

Cash and cash equivalents - end of period	$184,827	$187,803

Supplemental cash flow information:
Cash paid for:
Interest	$-	$-

The accompanying footnotes are an integral part of these unaudited condensed financial statements.

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CLEAR SKIES SECURITY LLC

NOTES TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

NOTE 1 – NATURE OF THE ORGANIZATION AND BUSINESS

Corporate History

Clear Skies Security, LLC (“Clear Skies” or the “Company”) was formed on October 8, 2008 as a Georgia limited liability company. The Company’s principal offices are located at 12460 Crabapple Road, Suite 202-253, Alpharetta, Georgia 30004.

Business Overview

The Company is a security consulting company that specializes in finding potential security flaws in networks and applications before they can be used for malicious purposes. The Company’s goal is to ensure its intelligence secures its customer’s intelligence. The Company offers tailored consulting services with various supplemental services such as penetration testing, application testing, and internal security assessments.

Liquidity

The accompanying unaudited condensed financial statements have been prepared on the basis that the Company will continue as a going concern, which contemplates realization of assets and the satisfaction of liabilities in the normal course of business. At June 30, 2020, the Company had a members’ equity surplus and working capital surplus each of $152,436. For the six months ended June 30, 2020, the Company had a loss from operations of $79,994 and negative cash flows from operating activities of $17,627. Although the Company is showing consistent revenues and gross profit trends, the Company expects to incur further losses through the end of 2020

To date the Company has been funding operations through revenues generated by the Company’s services. During the six months ended June 30, 2020, the Company received $134,200 from the U.S. Small Business Administration’s Paycheck Protection Program with a financial institution.

Based on its current cash resources and commitments, the Company believes it will be able to maintain its current planned development and corresponding level of expenditure for at least twelve months from the date of the issuance of these unaudited condensed consolidated financial statements, although no assurance can be given that it will not need additional funds prior to such time.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial information as of and for the six months ended June 30, 2020 and 2019 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the instructions to Quarterly Report on Form 10-Q and Article 10 of Regulation S-X. In the opinion of management, such financial information include all adjustments (consisting only of normal recurring adjustments) considered necessary for a fair presentation of our financial position at such dates and the operating results and cash flows for such periods. Operating results for the six months ended June 30, 2020 are not necessarily indicative of the results that may be expected for the entire year or for any other subsequent interim period.

Certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been omitted pursuant to the rules of the U.S. Securities and Exchange Commission, or the SEC. These unaudited condensed financial statements and related notes should be read in conjunction with our audited financial statements for the years ended December 31, 2019 and 2018 included in the Company’s Annual Report filed as Exhibit 99.1 to this Current Report on Form 8-K/A.

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Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Company believes the following critical accounting policies affect its more significant judgments and estimates used in the preparation of the accompanying unaudited condensed financial statements. Significant estimates include the allowance for doubtful accounts and the potential offset of the loan payable forgiveness.

Revenue

The Company has three revenue streams, penetration testing, application assessments, and other professional services. The Company derives its revenues from penetration testing from examining a customer’s entire information technology (“IT”) IT environment for vulnerabilities, at all levels of the infrastructure to include the network, operating systems, and common application services. The Company derives its revenues from application assessments from rapid security assessments of a customer’s application’s vulnerabilities before they go live, or utilizing reoccurring testing to ensure the applications remain secure. The Company derives its revenues from other professional services from utilizing technical testing with best-practices reviews of infrastructure and configurations to provide a comprehensive view of the current state of the customer’s security controls on the network, code review and social engineering.

Practical Expedients

As part of ASC Topic 606, Revenue from Contracts with Customers, the Company has adopted several practical expedients including the following: (i) the Company has determined that it need not adjust the promised amount of consideration for the effects of a significant financing component since the Company expects, at contract inception, that the period between when the Company transfers a promised service to the customer and when the customer pays for that service will be one year or less and (ii) the Company recognizes any incremental costs of obtaining a contract as an expense when incurred if the amortization period of the asset that the entity otherwise would have recognized is one year or less.

Disaggregated Revenues

Revenue consists of the following by service offering for the six months ended June 30, 2020:

Penetration Testing	Application Assessments	Other Professional Services	Total

$294,349	$53,109	$102,617	$450,075

Revenue consists of the following by service offering for the six months ended June 30, 2019:

Penetration Testing	Application Assessments	Other Professional Services	Total

$280,255	$50,566	$97,704	$428,525

Contract Modifications

There were no contract modifications during the six months ended June 30, 2020. Contract modifications are not routine in the performance of the Company’s contracts.

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Cash and Cash Equivalents

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

Accounts Receivable

Accounts receivable are reported at their outstanding unpaid principal balances, net of allowances for doubtful accounts. The Company periodically assesses its accounts and other receivables for collectability on a specific identification basis. The Company provides for allowances for doubtful receivables based on management’s estimate of uncollectible amounts considering age, collection history, and any other factors considered appropriate. Payments are generally due within 30 days of invoice. The Company writes off accounts receivable against the allowance for doubtful accounts when a balance is determined to be uncollectible. As of June 30, 2020 and December 31, 2019, the Company did not record an allowance for doubtful accounts.

Advertising and Marketing Costs

The Company expenses advertising and marketing costs as they are incurred. Advertising and marketing expenses were $480 and $1,997 for the six months ended June 30, 2020 and 2019, respectively, and are recorded in selling, general and administrative expenses on the unaudited condensed statements of operations.

Fair Value Measurements

As defined in ASC 820, Fair Value Measurements and Disclosures, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The Company utilizes market data or assumptions that market participants would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated, or generally unobservable. ASC 820 establishes a fair value hierarchy that prioritizes the inputs used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurement). This fair value measurement framework applies at both initial and subsequent measurement.

Level 1:	Quoted prices are available in active markets for identical assets or liabilities as of the reporting date. Active markets are those in which transactions for the asset or liability occur in sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Pricing inputs are other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reported date. Level 2 includes those financial instruments that are valued using models or other valuation methodologies. These models are primarily industry-standard models that consider various assumptions, including quoted forward prices for commodities, time value, volatility factors and current market and contractual prices for the underlying instruments, as well as other relevant economic measures. Substantially all of these assumptions are observable in the marketplace throughout the full term of the instrument, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

Level 3:	Pricing inputs include significant inputs that are generally less observable from objective sources. These inputs may be used with internally developed methodologies that result in management’s best estimate of fair value. The significant unobservable inputs used in the fair value measurement for nonrecurring fair value measurements of long-lived assets include pricing models, discounted cash flow methodologies and similar techniques.

Fair Value of Financial Instruments

The carrying value of cash, accounts receivable, accounts payable and loan payable approximate their fair values using Level 3 inputs, based on the short-term maturity of these instruments.

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Income Taxes

The Company is treated as a partnership for income tax purposes. Accordingly it is not subject to U.S. federal, state and local income taxes since all income, gains and losses are passed through to its members. Therefore, no provision, liability, or benefit for income taxes has been included in these financial statements. Additionally, since the Company is treated as a partnership for U.S. tax purposes, the 2017 U.S. tax reform, which was enacted on December 22, 2017, has no impact on the Company or the financial statements. The Company is generally subject to tax audits for its federal and state tax returns for tax years since 2016.

Recently Issued Accounting Standards

All newly issued but not yet effective accounting pronouncements have been deemed to be not applicable or immaterial to the Company.

NOTE 3 – LOAN PAYABLE

On May 8, 2020, under the U.S. Small Business Administration’s Paycheck Protection Program, the Company entered into a loan payable with a financial institution for $134,200 at an interest rate of 1% per annum and a maturity date of May 8, 2022. Pursuant to the loan, principal and interest payments are deferred for six months. The Company may apply for loan forgiveness at any time during the 24-week period beginning on May 5, 2020. If the Company does not apply for loan forgiveness the Company will be required to make monthly payments of $5,650 starting on December 8, 2020. All remaining principal and interest is due and payable at the maturity date. At any time during the term of the loan, the loan holder may call all remaining amounts owed in full. At June 30, 2020, $134,200 was shown as an outstanding liability.

Note 4 - MEMBERS’ Equity

During the six months ended June 30, 2020, the Company made no distributions to its members.

NOTE 5 – COMMITMENTS AND CONTINGENCIES

There are no material pending legal proceedings in which the Company or any of its subsidiaries is a party or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than 5% of any class of its voting securities, or security holder is a party adverse to us or has a material interest adverse to the Company.

NOTE 6 – CONCENTRATION OF CREDIT RISK

Cash Deposits

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash deposits. Accounts at each institution are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to $250,000. As of June 30, 2020 and December 31, 2019, the Company had no amounts in excess of the FDIC insured limit.

Revenues

Three clients accounted for 35% of revenue for the six months ended June 30, 2020, as set forth below:

Client A	13%
Client B	12%
Client C	10%

Two clients accounted for 25% of revenue for the six months ended June 30, 2019.

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Client A	15%
Client B	10%

Accounts Receivable

Three clients accounted for 80% of the accounts receivable as of June 30, 2020, as set forth below:

Client A	46%
Client B	20%
Client C	14%

Four clients accounted for 63% of the accounts receivable as of June 30, 2019, as set forth below:

Client A	24%
Client B	14%
Client C	13%
Client D	12%

Accounts Payable

Two vendors accounted for 84% of the accounts payable as of June 30, 2020, as set forth below:

Vendor A	51%
Vendor B	33%

Four vendors accounted for 93% of the accounts payable as of June 30, 2019, as set forth below:

Vendor A	56%
Vendor B	15%
Vendor C	12%
Vendor D	10%

NOTE 7 – SUBSEQUENT EVENTS

In March 2020, the World Health Organization declared the outbreak of a novel coronavirus (“COVID-19”) as a pandemic which continues to spread throughout the United States and the World. The Company is monitoring the outbreak of COVID-19 and the related business and travel restrictions and changes to behavior intended to reduce its spread, in addition to the impact on its employees. Due to the rapid development and fluidity of this situation, the magnitude and duration of the pandemic and its impact on the Company’s operations and liquidity is uncertain as of the date of this report. While there could ultimately be a material impact on operations and liquidity of the Company, at the time of issuance, the impact could not be determined. Management does not believe COVID-19 had a material impact on the Company’s revenues, when compared to prior years, through the date of filing of these unaudited condensed financial statements.

On July 31, 2020, the Company and its equity holders entered into a share purchase agreement with Cerberus Cyber Sentinel Corporation (“Cerberus”), a Delaware corporation. As a result of the transaction, the Company became a wholly owned subsidiary of Cerberus.

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